Corporate Presentation November 2026 Exhibit 99.2

Disclaimer This presentation, including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any document distributed at or in connection with the presentation (collectively, the “Presentation”) has been prepared by Cabaletta Bio, Inc. (“we,” “us,” “our,” “Cabaletta” or the “Company”) and may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial condition, and include, but are not limited to, express or implied statements regarding our current beliefs, expectations and assumptions regarding: our business, future plans and strategies for our technology; our ability to grow our autoimmune-focused pipeline; the ability to capitalize on and potential benefits resulting from our research and translational insights; our expectations around the potential success, therapeutic benefits, safety, durability and activity profile of rese-cel, including our belief that rese-cel has the potential to provide drug-free, durable, transformative clinical responses through an immune reset, and the potential benefits of its construct design and weight-based dosing; our ability to successfully research, develop, obtain regulatory approval for and commercialize rese-cel and our other product candidates in current and future indications; the timing, progress, results and clinical significance of our clinical trials, including the Phase 1/2 RESET-Myositis, RESET-SLE, RESET-SSc, RESET-MG and RESET-PV trials, our ability to enroll patients, dose each cohort as intended, and advance our trials as planned, and the potential applicability of our preliminary, interim and longer-term clinical data to larger patient populations, registrational studies and future clinical trials; our expectations that ongoing clinical results will continue to support rese-cel’s safety and activity profile; our plans to leverage growing clinical data to support the continued development of rese-cel; the timing and outcome of planned regulatory filings, including IND applications, initiation of registrational cohorts, our plans to submit a BLA for rese-cel in myositis (including adult and juvenile dermatomyositis), including the planned inclusion of multi-year Phase 1/2 durability data, and the timing of topline data expected to support such submission; our expectations regarding interactions with regulatory authorities, including such authorities’ review of safety information from our ongoing clinical trials and discussions with regulatory agencies on potential registrational pathways for rese-cel in various indications, and the timing of trial design related thereto; our plans to include juvenile dermatomyositis data in our planned BLA submission and the potential eligibility for a Priority Review Voucher, subject to supportive clinical data and applicable regulatory requirements; our plans for the conduct and advancement of a registrational cohort for systemic sclerosis-associated interstitial lung disease, including the anticipated study design, endpoints and timing of data; the advancement of the RESET-PV, RESET-SLE and RESET-MG trials with and without preconditioning as applicable, including anticipated timing of longer-term clinical data, dose escalation and our go-forward development strategy for the preconditioning-free approach; our manufacturing strategy, including automated scalable manufacturing, elimination of preconditioning, replacement of apheresis with whole blood collection, other manufacturing innovations designed to improve scalability, patient experience and cost efficiency; our expectations regarding manufacturing comparability and the use of clinical data generated using different manufacturing processes to support regulatory submissions; our expectations regarding Cellares’ automated manufacturing platform, including commercial implementation, scalability, supply chain logistics and post-approval expansion; our ability to establish and expand clinical and commercial supply through third-party manufacturers and suppliers; our expectations regarding market research, potential commercial opportunities, addressable patient populations, market penetration and commercialization of rese-cel across our target indications, including DM, ASyS, SSc, SLE, LN, MG and PV, and the potential expansion into additional autoimmune indications; our anticipated commercial launch strategy, including launch sequencing through academic medical centers, community hospitals and outpatient treatment settings; the potential commercial and economic benefits of automated manufacturing and elimination of preconditioning, including reduced cost of goods, lower capital investment requirements and efficient global expansion of rese-cel; our expectations regarding outpatient administration, reimbursement, pricing, coverage decisions, Medicare Part B reimbursement, commercial payer dynamics, site-of-care utilization and market adoption; our financial position, capital resources, cash runway, operating expenses and expected future financial performance; our expectations regarding the potential for rese-cel to address larger autoimmune indications beyond our current clinical programs; risks related to competition and the evolving treatment landscape; and our expectations regarding the success of our clinical programs, commercialization strategy and business. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Various risks, uncertainties and assumptions could cause actual results to differ materially from those anticipated or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to the success, cost, and timing of our development activities and clinical trials, risks related to our ability to demonstrate sufficient evidence of safety, efficacy, durability and tolerability in our clinical trials, the risk that preliminary, interim or longer-term clinical data may not be predictive of future or final clinical results or the results of registrational studies; risks related to patient enrollment, site activation and trial execution, risks that modifications to trial design or development strategy may not achieve the intended benefits and that the trial design may need to be further modified; risks related to our manufacturing strategy, including automation, supply chain, comparability and commercial readiness; our ability to protect and maintain our intellectual property position, risks related to our relationships with third parties, uncertainties related to regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, our ability to retain and recognize the intended incentives conferred by any regulatory designations, risks related to regulatory filings, potential clearance and potential approval pathways, the risk that any of our product candidates may not be successfully developed, approved or commercialized, the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies, risks related to reimbursement, pricing and market acceptance, risks related to volatile market and economic conditions and our ability to fund operations and continue as a going concern. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ materially from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the Securities and Exchange Commission. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. The Company is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names and service marks appearing in this Presentation are the property of third parties. Solely for convenience, the trademarks and trade names in this Presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Develop and launch the first curative targeted cellular therapies for patients with autoimmune diseases

Cabaletta: Advancing rese-cel closer to patients with autoimmune diseases

Emerging clinical data consistent with potential for an immune reset and deepening responses over time

FAVORABLE DURABILITY AND BENEFIT-RISK PROFILE OBSERVED TO DATE

100% (6 of 6) — Adult DM patients maintained **immunomodulator-free, moderate-to-major TIS responses through one year**, with most also free of steroids

100% (5 of 5) — LN patients with follow-up from **six months to two years achieved IM-free DORIS** and **evidence of little-to-no disease activity** based on repeat kidney biopsies

71% (5 of 7) — SSc patients achieved **IM-free rCRISS-50**, with **86% (6/7) achieving rCRISS-25**, and the five patients with ILD achieved **9% mean FVC improvement**, all **at one year**

71 Patients — Reported safety data based on **clinical experience reinforces favorable benefit-risk profile** with rese-cel with preconditioning

ANTICIPATED UPCOMING MILESTONES

1H27 — **Go-forward development strategy** for preconditioning-free approach

2H27 — **Registrational topline results** from RESET-Myositis® trial

1Q28 — **Planned BLA submission in myositis** with planned inclusion of multi-year Phase 1/2 durability data and JDM data for potential FDA PRV

Operational runway into 1Q28 enables all anticipated upcoming milestones

All data as of September 4, 2026.
BLA, Biologics License Application; DM, dermatomyositis; DORIS, definition of remission in systemic lupus erythematosus; FDA, U.S. Food and Drug Administration; FVC, forced vital capacity; ILD, interstitial lung disease; IM, immunomodulator; JDM, juvenile dermatomyositis; LN, lupus nephritis; PRV, Priority Review Voucher; rCRISS, Composite Response Index in Systemic Sclerosis; SSc, systemic sclerosis; TIS, Total Improvement Score.

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Investigating rese-cel in autoimmune diseases with high unmet need

Myositis and systemic sclerosis studies advancing in registrational evaluation with preconditioning


Trial
Preclinical
Phase 1/2
Registrational
RESET Myositis
RMAT
Dermatomyositis / Antisynthetase syndrome
Juvenile dermatomyositis
Rare Pediatric Disease Designation
Plan to include JDM data in myositis BLA submission, facilitating potential for PRV
Immune-mediated necrotizing myopathy
RESET SSc
RMAT
Systemic sclerosis-associated interstitial lung disease
Skin + organ involvement
Skin involvement
RESET SLE
RMAT
Lupus nephritis
Non-renal systemic lupus erythematosus
RESET MG
RMAT
AChR-Ab positive generalized myasthenia gravis
AChR-Ab negative generalized myasthenia gravis
RESET PV
Pemphigus vulgaris

Rheumatology[1] *Neurology* *Dermatology* *PC-free evaluation*[2] *Pediatric Indication*

Ab – Antibody; AChR – Acetylcholine receptor; JDM – Juvenile dermatomyositis; PC – Preconditioning; PRV – Priority review voucher

1. Myositis patients can also be treated by neurologists or dermatologists; lupus nephritis patients can also be treated by nephrologists.
2. Includes planned and ongoing evaluation of the PC-free approach.

FDA Regenerative Medicine Advanced Therapy (RMAT) received in myositis, SLE, LN, systemic sclerosis, and generalized myasthenia gravis.

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RESET™ program advancing trials in a broad portfolio of diseases

Broad portfolio of trials designed to address high unmet need and realize the potential of rese-cel

PC-free evaluation (SLE/LN, gMG, PV)

Myositis



♀ > ♂

Only FDA-approved therapies are IVIg and brepocitinib in adult DM

No FDA-approved therapies for juvenile DM

SSc



♀ > ♂

Progressive skin & organ fibrosis with lung, cardiac, renal damage

~12-yr average time from diagnosis to death

SLE/LN



♀ > ♂

Affects young women & people of color

~30-40% with LN

~25% risk of death or ESRD in 10y in LN

gMG



♀ > ♂

Bimodal age of onset

Profound weakness that can be disabling

Risk for myasthenic crises, with respiratory failure

PV



Pure autoantibody & B-cell mediated autoimmune disease

Characterized by painful blisters & erosions

U.S. Prevalence

Myositis	SSc	SLE/LN	gMG	PV
~80k	~90k	~210k / ~110k	~100k	~15k

Rheum (Myositis, SSc, SLE/LN) · *Neuro* (gMG) · *Derm* (PV)

SLE – Systemic lupus erythematosus; DM – Dermatomyositis; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis; PC – Preconditioning; ESRD – End-stage renal disease; PV – pemphigus vulgaris

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Rese-cel: Construct Design, PK/PD and Safety Data

Rese-cel: CD19-CAR T specifically designed for autoimmunity

Risk-benefit profile reinforced by compelling clinical responses with safety data supporting outpatient use[6,8]



Fully human anti-CD19 binder
4-1BB costimulatory domain
CD3-ζ signaling domain
Rese-cel[2]

Rese-cel designed to optimize risk-benefit for autoimmune patients

1) Manufacturing uses standard, well-characterized 9-day process
   - Leveraged academic CD19-CAR T clinical data from Erlangen[1]
   - Shorter processes yield more pro-inflammatory T cells[3,4]
2) Same weight-based dose employed as in academic studies from Erlangen
   - Safety data supports potential outpatient use for autoimmune patients[5,6]
   - Facilitates pediatric evaluation where weight-based dosing is common
3) Fully human anti-CD19 binder
   - Reduces anti-CAR immune rejection to enable re-dosing, if required[2,7]
4) 4-1BB costimulatory domain
   - Associated with lower CRS/ICANS risk in large oncology analyses[7]

1. Müller, F., Hagen, M., Wirsching, A. et al. "CD19 CAR-T cells for treatment-refractory autoimmune diseases: the phase 1/2 CASTLE basket trial." Nature Medicine 32, 1142-1151 (2026).
2. Peng BJ, et al. Mol Ther Methods Clin Dev. 2024;32(2):101267.
3. Dias J, et al. "CAR-T cell manufacturing landscape-Lessons from the past decade and considerations for early clinical development." Molecular Therapy. Methods and Clinical Development. 32.2 (2024):101250
4. Ghassemi, Saba, et al. "Rapid manufacturing of non-activated potent CAR T cells." Nature biomedical engineering vol. 6,2 (2022): 118-128.
5. Volkov, Jenell, et al. "Case study of CD19 CAR T therapy in a subject with immune-mediate necrotizing myopathy treated in the RESET-Myositis phase I/II trial." Molecular Therapy 32.11 (2024): 3821-3828.
6. Abstract 1733: Safety and Efficacy of CABA-201, a Fully Human, Autologous 4-1BB Anti-CD19 CAR T Cell Therapy in Patients with Immune-Mediated Necrotizing Myopathy and Systemic Lupus Erythematosus from the RESET-MyositisTM and RESET-SLETM Clinical Trials. ACR 2024.
7. Dai, Zhenyu, et al. "Development and functional characterization of novel fully human anti-CD19 chimeric antigen receptors for T-cell therapy." Journal of Cellular Physiology 236.8 (2021): 5832-5847.
8. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.

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RESET™ clinical trials have consistent design principles[1]

Many of the RESET trials share common elements of preconditioning, dose, and study design

Timeline: Screening → Day -5 to Day -3 → Day 1 → Day 29 → Study follow-up through Year 3†

Screening

Leukapheresis and rese-cel production



T cells isolated from patient's own PBMCs (autologous CAR T)

Discontinuation of all immunomodulatory agents

Day -5 to Day -3

Preconditioning



FLU 25 mg/m² x 3 days
CY 1000 mg/m² x 1 day (if required)

Day 1

Single weight-based infusion of rese-cel



Weight-based dosing $1{\times}10^6$ cells/kg

Day 29

Primary endpoint: Incidence and severity of AEs

Study follow-up through Year 3†

Additional Endpoints

- Clinical efficacy measuring:
  - Drug-free responses
  - Validated endpoints
- PK/PD analysis:
  - Rese-cel expansion
  - B cell depletion
  - Peak BAFF levels
  - B cell repopulation
- Adverse events & safety
- Biomarker analysis, including autoantibody levels

†Follow up period encompasses at least 15 years in total, according to regulatory guidance for CAR T cell therapies.
AE, adverse event; CABA, Cabaletta Approach to B cell Ablation; FLU, fludarabine; CY, cyclophosphamide; PBMC, peripheral blood mononuclear cell; PD, pharmacodynamics; PK, pharmacokinetics; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SSc, systemic sclerosis.
Cabaletta Bio: Data on file; 1. Peng BJ, et al. Mol Ther Methods Clin Dev. 2024;32(2):101267.

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Post-infusion rese-cel expansion & B cell kinetics across indications*

Predictable pharmacokinetic and pharmacodynamic profiles across evaluated autoimmune diseases to date

Rese-cel Pharmacokinetic Profile



CART cells/µL Blood
10^3
10^2
10^1
10^0
0
-10
0
10
20
30
50
100
200
300
400
Days since infusion

Peak expansion occurred by ~2 weeks

Peripheral B Cell Depletion and Repopulation



B cells/µL of Blood
400
300
200
100
0
-10
0
10
20
30
50
100
200
300
400
Days since infusion

Transient depletion occurred by ~2 weeks with repopulation beginning ~2 to 3 months

Myositis (n = 19)

Systemic Sclerosis (n = 19)

Lupus (n = 19)

Myasthenia Gravis (n = 14)

All data is as of 4 September 2026.
*Rese-cel pharmacokinetics represented as CAR T cells per µL blood as measured by digital PCR. B cell counts ($CD19^{-}CD20^{+}$) in peripheral blood at baseline and over time following rese-cel infusion measured by flow cytometry. The vertical gray dotted line indicates the day of rese-cel infusion and the vertical gray shading prior to infusion indicates the window in time for preconditioningLines represent the median and shaded regions indicate the interquartile range (25th–75th percentile).
Cabaletta Bio: Data on file.

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Demographics & key safety data in first 71 rese-cel patients by indication

94% of patients have either no CRS or Grade 1 (fever), 96% have no ICANS & no IEC-HS was reported[1]

Baseline characteristics of autoimmune disease patients treated with rese-cel

	RESET-Myositis	RESET-SLE	RESET-SSc	RESET-MG
Number of patients	19	19	19	14
Age, years, mean (SD)	51.4 (13.6)	30.3 (7.3)	49.1 (14.7)	54.1 (9.7)
Sex, % female	52.6	89.5	78.9	64.3
Duration of disease, years, mean (SD)	5.5 (4.8)	10.4 (4.9)	2.1 (1.3)	7.0 (6.4)

Incidence, severity and onset of CRS and ICANS in the 1st 28 days and IEC-HS in patients treated with rese-cel

	RESET-Myositis	RESET-SLE	RESET-SSc	RESET-MG	Total
CRS*, n (%)	7 (36.8)	6 (31.6)	8 (42.1)	2 (14.3)	23 (32.4% CRS)
CRS Grade 1, n (%)	7 (36.8)	5 (26.3)	6 (31.6)	1 (7.1)	19 (26.8% Gr 1 CRS)
CRS Grade 2, n (%)	–	1 (5.3)	2 (10.5)	1 (7.1)	4 (5.6% Gr 2 CRS)
Time to CRS onset, days† (mean)	7.6	6.7	8.6	5.5	7.7 days
CRS duration, days (mean)	4.6	2.8	2.9	5.0	3.4 days
ICANS*, n (%) (Grade)	1 (5.3) (Gr 1)[3]	1 (5.3) (Gr 4)	1 (5.3) (Gr 3)	–	3 (4.2% ICANS)
Time to ICANS onset, days (mean)	13	9.0	8.0	–	10 days
ICANS duration, days (mean)	4.0	3.0	3.0	–	3.3 days
IEC-HS‡, n (%)	–	–	–	–	–

*Graded per ASTCT Consensus Grading Criteria.
†Days relative to rese-cel infusion.
‡As per ASTCT Expert Panel definition.[2]
ASTCT, American Society for Transplantation and Cellular Therapy; CRS, cytokine release syndrome; Gr, grade; ICANS, immune effector cell-associated neurotoxicity syndrome; IEC-HS, immune effector cell-associated hemophagocytic lymphohistiocytosis-like syndrome; MG, myasthenia gravis; rese-cel, resecabtagene autoleucel; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SSc, systemic sclerosis.
1. Presented at ACR 2026 with data cut-off as of 4 September 2026 (Myositis, SSc, SLE, MG). 2. Hines, MR, *et al. Transplant Cell Ther*. 2023; 29(7): 438.e1–438.e16. 3. Immune-mediated necrotizing myopathy expansion cohort patient.

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Myositis: Unmet Need, Clinical Data and Commercial Opportunity

Myositis: High rates of disability & increased risk of mortality

Highly concentrated treatment network in the US; dermatomyositis represents ~75% of this market

High disease burden: disability & mortality

- Typical patient is a middle-aged female who experiences muscle weakness, fatigue, pain, shortness of breath and difficulty swallowing
  - Moderate to severe disability (40% to 65%)[1]
  - Assisted walking devices (18% to 38%)[1]
- The **risk of mortality is ~3 times higher** than the general population, primarily due to cancer and lung & cardiac complications[2]
  - ~20% mortality < 5 years with standard immunosuppressive treatment[3]

*"I find it **very difficult to get up from a regular chair**, I need boosters or assistance from somebody else. Walking, my **gait has really suffered**. My stability walking has suffered as well, and I **can't lift anything more than five or eight pounds**. So doing stuff is difficult. Bending down is very difficult. **I can't get up from the floor if I fall.**"*

"John"
61-year-old male with ASyS[4]
~10 yrs since diagnosis

*"It just **affected every aspect of my life. Just work, family, social life, own wellbeing.** It just pours into everything else with that."*

"Erica"
44-year-old female with DM[4]
~2.5 yrs since diagnosis

Subtype prevalence in the U.S.

~60,000 pts[5,6]
Dermatomyositis (DM)

~15,000 pts[7,8]
Anti-synthetase syndrome (ASyS)

~2,000 pts[9]
Juvenile-onset disease (JDM)

1. Opinc AH, Brzezinska OE, Makowska JS. Disability in idiopathic inflammatory myopathies: questionnaire-based study. Rheumatol Int. 2019;39(7):1213-1220.
2. Marie I. Morbidity and mortality in adult polymyositis and dermatomyositis. Curr Rheumatol Rep. 2012;14(3):275-285.
3. Schiopu E, Phillips K, MacDonald PM, Crofford LJ, Somers EC. Predictors of survival in a cohort of patients with polymyositis and dermatomyositis: effect of corticosteroids, methotrexate and azathioprine. Arthritis Res Ther. 2012;14(1):R22.
4. Primary market research conducted via third-party, blinded interviews with myositis patients, conducted in 2024.
5. Khoo 2023 6. Kronzer 2023 7. Coffey 2021 8. Dahal 2022 9. Papadopoulou 2022

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Dermatomyositis (DM): Limited treatment options for ~60k U.S. patients

Approved treatments limited to adults and require chronic use on top of immunomodulators

Limited treatment options[1]

- Common therapies: steroids plus an immunomodulator (i.e. methotrexate, azathioprine, mycophenolate, rituximab)
- Therapies can carry potential long-term side effects such as serious infections and organ damage
- Despite existing therapies, disease is often refractory
- Approved adult dermatomyositis therapies, brepocitinib and IVIg, and emerging investigational approaches, including efgartigimod, are chronic, add-on therapies that do not achieve major Total Improvement Score (TIS) responses in many patients and do not eliminate use of all immunomodulators
- In juvenile myositis, including juvenile dermatomyositis, there are no FDA-approved therapies

Eligible U.S. adult DM patients[2]

Adult DM patients with moderate to severe, refractory disease potentially eligible for rese-cel

(per analysis of quantitative research with ~240 myositis-treating physicians)


~12k to 15k
U.S. patients
potentially eligible for rese-cel
U.S. Prevalence: ~60k adult DM patients

1. Lundberg, Ingrid E., et al. "Idiopathic inflammatory myopathies." Nature Reviews Disease Primers 7.1 (2021): 86.
2. Analysis from quantitative survey of U.S. myositis-treating physicians, conducted 2Q25. N = ~240.

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Myositis registrational cohort – Key design elements

Single-arm cohort including DM/ASyS patients with a primary endpoint at 16 weeks


Phase 1/2 Cohorts
Registrational Cohort[2]
DM
ASyS
(combined n ~6)
JDM[1]
(n ≥ 6)
DM & ASyS (n=17)
Plan to include JDM data in myositis BLA submission, facilitating potential for PRV

- RESET-Myositis trial now enrolling registrational cohort in DM (14 patients) / ASyS (3 patients)
  - Plan to include JDM data in myositis BLA submission[1]
- **Primary Endpoint**: Moderate or Major TIS response @ Week 16 off all immunomodulators and off or on low-dose[3] steroids
- Weight-based single dose of rese-cel at 1 million cells/kg with safety profile appropriate for outpatient dosing
- Safety database ~100 autoimmune patients at ≥1-month of follow-up (with at least 35 myositis patients)

Inclusion of JDM in myositis BLA submission facilitates potential for priority review voucher (PRV), pending supportive data, based on rare pediatric disease designation

JDM, juvenile dermatomyositis; TIS, total improvement score.
1. Pediatric JDM submission based on data available at the time of adult submission from ongoing Ph 1/2 study (no new study) to support pediatric label claim
2. Size of myositis registrational cohort based on key statistical parameters and estimated background remission rate in myositis.
3. Low dose steroids is defined as 50% reduction from baseline or ≤7.5 mg/day.

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Baseline characteristics: First 6 adult DM patients in RESET-Myositis

All patients had active, refractory disease despite multiple medications, including IVIg and B cell-targeting therapies

	DM N=6
Age, years, median (min, max)	57 (45, 72)
Female, n (%)	5 (83)
Disease duration, years, median (min, max)	3.5 (2.0, 10.3)
Myositis-specific autoantibody	50% TIF1-γ 17%: NXP, SAE, MDA-5
Baseline disease activity, median*	
MMT-8	123.0
CK	40.0
CDASI-A	23.5
Prior RTX† (%)	50%
Prior IVIg† (%)	67%
Therapies at Screening	
Systemic GCs	67%
≤2 IMs	67%
≥3 IMs	33%

As of 16 Apr 2026.
*Baseline disease activity = activity before preconditioning. †Reflects any exposure to RTX and IVIg prior or at time of study entry. RTX is not allowed within approximately 6 months of screening.
ASyS, antisynthetase syndrome; CDASI-A, Cutaneous Dermatomyositis Disease Area and Severity Index – Activity; CK, creatine kinase; DM, dermatomyositis; GC, glucocorticoid; HMGCR, 3-hydroxy-3-methylglutaryl-coenzyme A reductase; IM, immunomodulatory medication; IMNM, immune-mediated necrotizing myopathy; IVIg, intravenous immunoglobulin; JDM, juvenile dermatomyositis; MDA-5, melanoma differentiation-associated gene 5; MMT-8, manual muscle testing 8; NXP, nuclear matrix protein; N/A, not applicable; RESET, REstoring SElf-Tolerance; RTX, rituximab; SAE, small ubiquitin-like modifier activating enzyme; SRP, signal recognition particle; TIF1, transcription intermediary factor 1; U/L, units per liter.
Cabaletta Bio – Data on File.

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100% (6/6) of patients achieved durable, immunomodulator-free moderate or major TIS response at Week 52 Immunomodulator-free efficacy data in adult DM patients following rese-cel infusion As of 4 September 2026. *Prednisone or equivalent dose. DM-4 was treated with a protocol-permitted GC burst up to 40 mg/day followed by taper back to 5 mg/day at Week 20. DM-5 initiated prednisone 20 mg/day at Week 36, which was reduced to 5 mg/day by Week 48 and was discontinued 2 days before the Week 52 visit. †Missing data were imputed using last observation carried forward. BL, baseline; DM, dermatomyositis; GC, glucocorticoid; IM, immunomodulatory medication; mg, milligrams; rese-cel, resecabtagene autoleucel; TIS, total improvement score. Cabaletta Bio – Data on File. 5 of 6 adult DM patients achieved the Week 16 primary endpoint for the ongoing pivotal study, immunomodulator-free moderate or major TIS response on no or low-dose GC, which was maintained at Week 52 DM patients (N=6) Week 16 Week 52 Moderate or major TIS response (%) 83% 100% Systemic immunomodulator-free (%) 100% 100% GC dose ≤7.5 mg/day* or ≥50% reduction from baseline GC-free 100% 67% 100% 67% Mod. Major Min. None TIS Discontinued all immunomodulators n 6 6 6 6 6 6 6 3 1 Visit Week TIS (N=6)†

Myositis outcomes captured through validated composite endpoint

TIS is a composite tool measuring a patient's relative improvement from their baseline

Total improvement score (TIS) components



Illustrative patient-specific TIS ceiling for more severe disease
Illustrative patient-specific TIS ceiling for milder disease
100
80
60
40
20
0
Total Improvement Score
Major
Moderate
Minimal
None
Manual Muscle Testing (MMT8)
32.5 max achievable score
Extramuscular Activity
20 max achievable score
Physician Global Activity
20 max achievable score
Health Assessment Questionnaire (HAQ)
10 max achievable score
Patient Global Activity
10 max achievable score
Muscle Enzymes
7.5 max achievable score
Baseline
Week 12
Week 24

- TIS developed via conjoint analysis based continuous model using **absolute percentage change** in 6 core set measures (CSM): MMT8, Extramuscular Activity, Physician Global Activity, Health Assessment Questionnaire, Patient Global Activity, and Muscle Enzymes
- TIS is the sum of improvement scores in the 6 CSMs

1. ASyS – antisynthetase syndrome; CSM – core set measure; DM – dermatomyositis; IMNM – immune-mediated necrotizing myopathy; IVIg – intravenous immunoglobulin.
2. Aggarwal R et al. NEJM. 2022;387(14):1264-1278.

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Systemic Sclerosis: Unmet Need & Clinical Data

Systemic sclerosis: Profound unmet need & limited options

Middle age onset associated with progressive morbidity and high mortality[1,2]

Rare, potentially life-threatening autoimmune disease[1]

- Characterized by progressive skin & internal organ fibrosis[1]
- Deep, tissue-level B cell-driven autoimmunity, with activated B cells & autoantibodies, promotes inflammation & organ damage[3]

Patients experience a progressive & often fatal course

- Typically, middle age onset and more common in females[1]
- Highest mortality of all rheumatological diseases & significant burden from persistent skin & organ manifestations[4,5]
  - **~12 years mean time between diagnosis to death**
- Need for disease-modifying therapies across all SSc subsets[5]
  - **FDA-approved agents for SSc-ILD slow but do not stabilize or improve lung progression**
    - Approved based on 1-year primary endpoints
  - No existing treatments capable of halting SSc pathology other than AHSCT, which carries high risk

Eligible U.S. SSc patients[6]

SSc patients with early, active disease potentially eligible for rese-cel

(per quantitative research with ~100 SSc-treating physicians)

~12,000-15,000
U.S. SSc patients
potentially eligible for rese-cel



~90k SSc patients
(~40% with clinically significant ILD)

AHSCT, autologous hematopoietic stem cell transplantation; ILD, interstitial lung disease; SSc, systemic sclerosis.

1. Allanore Y, et al. Nat Rev Dis Primers. 2015;1:15002. 2. Denton CP, et al. Lancet. 2017;390(10103):1685–1699. 3. Thoreau B, et al. Front Immunol. 2022;13:933468. 4. Truchetet ME, et al. Clin Rev Allergy Immunol. 2023;64(3):262–283. 5. Pope JE, et al. Nat Rev Rheumatol. 2023;19(4):212–226. 6. Results from quantitative survey of U.S. SSc-treating physicians (rheumatologists), conducted 3Q25. N = ~100.

Cabaletta Bio® 20

Baseline characteristics: First 15 Patients in RESET-SSc

All patients had active, refractory disease despite multiple SSc therapies, and 12/15 had ILD

Cohort	Severe skin cohort§ (N=6)	Organ cohort§ (N=9)	All (N=15)	ILD (N=12)
Age, years, median (min, max)	57 (42, 66)	43 (19, 70)	54 (19, 70)	54.5 (19, 70)
Female, n (%)	4 (67)	7 (78)	11 (73)	9 (75)
Disease duration,* years, median (min, max)	1.6 (0.5, 2.2)	2.1 (0.4, 5.0)	1.8 (0.4, 5.0)	1.7 (0.4, 5.0)
ILD at screening,† n (%)	4 (67)	8 (89)	12 (80)	12 (100)
Cardiac involvement at screening, n (%)	0 (0)	3 (33)	3 (20)	2 (17)
Autoantibodies, %				
Scl-70	17	78	53	58
Anti-RNA pol III	83	11	40	25
Baseline disease activity, median‡				
mRSS	40	19	24	23
HAQ-DI	2.19	1.63	1.88	1.81
FVC (% predicted)	92¶	77	79	78.5
DLCO (% predicted)	75.5¶	66	72	68
PGA	6	5.5**	6**	6**
Therapies at screening, n (%)				
MMF/MPA	5 (83)	7 (78)	12 (80)	11 (92)
Tocilizumab	1 (17)	5 (56)	6 (40)	6 (50)
Prednisone	1 (17)	2 (22)	3 (20)	3 (25)
Methotrexate	1 (17)	1 (11)	2 (13)	2 (17)
HCQ	0 (0)	3 (33)	3 (20)	2 (17)
IVIg	0 (0)	2 (22)	2 (13)	2 (17)
Number of prior SSc therapies, median (min, max)	3 (2, 5)	4 (3, 6)	4 (2, 6)	3 (2, 6)

As of 16 Apr 2026.
*Time of diagnosis to screening. †Per HRCT. ‡Baseline disease activity = activity before preconditioning. §The severe skin cohort includes patients with severe skin involvement and the organ cohort includes patients with significant organ involvement (e.g., pulmonary, renal, or cardiac involvement), irrespective of skin disease severity. ¶Missing data were imputed using last observation carried forward; FVC and DLCO data for 1 patient were imputed using values from screening visit. **Missing baseline data for SSc-Organ-9.
DLCO, diffusing capacity for carbon monoxide; FVC, forced vital capacity; HAQ-DI, Health Assessment Questionnaire Disability Index; HCQ, hydroxychloroquine; HRCT, high-resolution computed tomography; ILD, interstitial lung disease; IVIg, intravenous immunoglobulin; MMF, mycophenolate mofetil; MPA, mycophenolic acid; mRSS, modified Rodnan skin score; PGA, Physician Global Assessment; RESET™, REstoring SElf-Tolerance; RNA pol, ribonucleic acid polymerase; Scl-70, anti–topoisomerase I antibody; SSc, systemic sclerosis.
Cabaletta Bio: Data on File.

Cabaletta Bio® 21

Immunomodulator-free efficacy data in SSc following rese-cel infusion

After immunomodulators discontinued, continued improvement in lung function was observed through Week 52

FVC % predicted (Patients with ILD*; n=12)†,‡



Discontinued all immunomodulators
Change from baseline in FVC % predicted§
35
30
25
20
15
10
5
0
-5
-10
Mean
Visit week
BL
12
24
36
52
n¶
12
12
12
10
5

rCRISS response†† (All cohorts, N=15)**



Proportion of patients achieving rCRISS response
100%
80%
60%
40%
20%
0%
80.0%
40.0%
86.7%
46.7%
92.9%
57.1%
85.7%
71.4%
rCRISS-25
rCRISS-50
Visit week
Week 12
Week 24
Week 36
Week 52
n‡‡
15
15
14
7

Based on this Phase 1/2 data and discussions with the FDA, Cabaletta has advanced a single-arm registrational study of ~25 patients with SSc-associated ILD using an FVC-based primary endpoint at 52 weeks in 4Q 2026

As of 4 September 2026.

*Based on HRCT at screening. †Missing data were imputed using last observation carried forward. Dashed single patient trend line represents the single patient who received rescue immunomodulatory medications. ‡SSc-Organ-4 received prednisone 5 mg/day at all visits. §Absolute change. ¶Mean and n numbers are based on SSc patients who did not receive rescue immunomodulatory medications. **rCRISS is defined as: 1. No significant SSc-related events; 2. Improvement in at least 2 of 5 components: ≥25% (rCRISS-25) or 50% (rCRISS-50) improvement for mRSS, PGA, PtGA, HAQ-DI and ≥5% improvement for % predicted FVC; 3. No worsening in more than 1 component of the rCRISS: >25% worsening for mRSS, PGA, PtGA, HAQ-DI and >5% worsening for % predicted FVC; 4. No worsening in % predicted FVC of >5%. ††Participants who received immunomodulatory medications are considered as non-responders. ‡‡n numbers are based on evaluable SSc patients.

BL, baseline; FDA, US Food and Drug Administration; FVC, forced vital capacity; HAQ-DI: Health Assessment Questionnaire–Disability Index; HRCT, high-resolution computed tomography; ILD, interstitial lung disease; mRSS, modified Rodnan skin score; PGA: Physician Global Assessment; PtGA: Patient Global Assessment; rCRISS, revised Composite Response Index in Systemic Sclerosis; rese-cel, resecabtagene autoleucel; SSc, systemic sclerosis.

Cabaletta Bio: Data on File.

Cabaletta Bio®
22

Lupus: Unmet Need & Clinical Data

Increased mortality risk & negative impact on quality of life for patients with SLE & LN SLE & LN: Represent a high unmet clinical need ESRD, end-stage renal disease; LN, lupus nephritis; SLE, systemic lupus erythematosus. 1. Zen M, et al. Eur J Intern Med. 2023;112:45–51. 2. Rahman P, et al. Lupus. 2001;10(2):93-96. 3. Singh, R, et al. Lupus 27.10 (2018): 1577-1581.4. Murimi-Worstell, I., et al. BMJ 10.5 (2020): e031850. 5. Lichtnekert, J. Nature reviews rheumatology 20.11 (2024): 699-711. 6. Tektonidou, M. Arthritis & rheumatology 68.6 (2016): 1432-1441. 7. Results from quantitative survey of U.S. lupus-treating physicians (rheumatologists & nephrologists), conducted 2Q25. N = ~150. SLE patients with moderate to severe, refractory disease & LN patients with refractory disease potentially eligible for rese-cel (per analysis of quantitative research with ~150 lupus-treating physicians) Eligible U.S. Non-Renal SLE & LN patients7 ~40,000 U.S. non-renal SLE patients potentially eligible for rese-cel ~210k non-renal SLE patients ~50,000 U.S. LN patients potentially eligible for rese-cel ~110k LN patients SLE is a chronic autoimmune condition that can affect nearly every organ system1 Most common in women, with disease onset generally between ages of 20-40 years Common symptoms include severe fatigue, joint pain and swelling, skin rashes, ulcers & Raynaud’s phenomenon >50% of patients develop permanent widespread organ damage, caused by disease & current treatments2 Standardized mortality ratio from 2.4-4.5 for SLE patients3,4 ~30-40% of SLE patients develop LN, with inflammation & damage within the kidneys LN may present silently or with symptoms such as proteinuria, hematuria, swelling & elevated blood pressure 10-30% of patients with LN will progress to ESRD, requiring dialysis or transplantation within the first decade of their disease5,6 For LN patients who are at risk of renal failure, there is no FDA-approved therapy allowing patients to discontinue all immunomodulators and achieve DORIS remission

All patients had active, refractory disease and had failed multiple B cell-targeted therapies Baseline characteristics: First 18 patients in RESET-SLE As of 16 Apr 2026. *Time from diagnosis to screening. †Baseline disease activity = activity before preconditioning. ‡SLE medications may include biologics, antimalarials, and immunosuppressants. §Four patients in the non-renal SLE cohort had renal involvement that did not meet criteria for the LN cohort. dsDNA, double-stranded DNA; GC, glucocorticoid; LN, lupus nephritis; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SLEDAI-2K, SLE Disease Activity Index 2000; Sm, Smith; UPCR, urine protein-to-creatinine ratio. Cabaletta Bio: Data on File. Cohort Non-renal SLE (N=12) LN (N=6) Age, years, median (min, max) 31 (21, 44) 26 (18, 35) Female, n (%) 11 (92) 5 (83) Disease duration,* years, median (min, max) 12 (5, 17) 6 (2, 16) Autoantibodies (%) dsDNA Sm 75 67 67 83 Baseline disease activity† SLEDAI-2K (mean) 12.75 16 UPCR (mg/mg) (mean) 1.7§ 3.1 Therapies at screening (%): Systemic GCs ≤2 SLE immunomodulators‡ ≥3 SLE immunomodulators‡ 92 50 50 50 33 67 GC dose at screening, mg/day, mean (min, max) 13.25 (0, 30) 5.83 (0, 20)

Immunomodulator-free efficacy data in SLE and LN following rese-cel infusion

After discontinuing immunomodulators, SLEDAI-2K improves rapidly and continuously; LN patients with post-treatment biopsy demonstrate histological remission or response as well as DORIS



SLEDAI-2K, non-renal SLE (N=12)*,†
Discontinued all SLE immunomodulators
SLEDAI-2K
30
25
20
15
10
5
0
Mean
Visit week
BL 8 16 24 32 40 48 52 80
n‡ 12 12 7 6 5 5 3 3 2



SLEDAI-2K, LN (N=6)*,§
Discontinued all SLE immunomodulators
SLEDAI-2K
25
20
15
10
5
0
Mean
Visit week
BL 8 16 24 32 40 48 52 68 104
n‡ 6 6 6 6 5 5 4 4 4 1



Clinical and histological responses for LN patients with a repeat biopsy (n=5), at latest follow-up¶
Patients achieving endpoint (%)
0% 20% 40% 60% 80% 100%
Immunomodulator-free** DORIS††,‡‡
5 (100%)
GC-free
4 (80%)§§
Histological response‡‡,¶¶
5 (100%)
Histological remission
3 (60%)
Overall clinical renal response***
2 (40%)

100% achieved DORIS

100% achieved histological remission or response; immunomodulator-free**

These data suggest the potential for rese-cel to reset the immune system and achieve meaningful clinical responses off immunomodulators with no/low-dose GCs in non-renal SLE and LN

SLE cohort: as of 16 April 2026; LN cohort: as of 4 September 2026.
*Missing data were imputed using last observation carried forward. †Dashed single patient trend lines represent patients receiving rescue immunomodulatory medications. ‡Mean and n numbers are based on SLE/LN patients not receiving prohibited rescue immunomodulators. There were no LN patients on rescue medications; 3 patients are receiving adjunctive anti-proteinuric agents (n=2 ARBs and n=1 SGLT2 inhibitor). §For patients with persistent proteinuria ≥0.5 g/g, proteinuria was scored as "absent" on the SLEDAI-2K scale if post-treatment biopsy showed histological remission (AI=0) or histological response with activity index (AI)=1 due to interstitial nephritis. ¶Repeat biopsies were performed at a mean (range) of 42 (27–54) weeks after rese-cel infusion. **One patient continued immunoglobulin replacement therapy for ongoing hypogammaglobulinemia. ††Immunomodulator-free DORIS = Clinical SLEDAI-2K=0 (irrespective of serology); Physician Global Assessment <0.5; no antimalarials or non-corticosteroid immunosuppressants; prednisone ≤5 mg/day. ‡‡Two patients achieved histological response (AI=1 due to interstitial nephritis) and met DORIS criteria: one achieved CRR; the second had proteinuria assessed as not related to active LN. §§One patient was tapering low-dose GC of 2.5 mg/day at Week 40. ¶¶Histological response was defined as a decrease in AI of ≥50% and to a score of ≤3. Histological remission was defined as an AI of zero. 3 patients had AI=0 (remission) and 2 patients had AI=1 due to interstitial nephritis. ***Overall clinical renal response = complete renal response (UPCR ≤0.5 mg/mg; ≥60 mL/min or no confirmed eGFR decrease of >20% from baseline; no receipt of rescue therapy) or partial renal response (decrease in UPCR by ≥50% from baseline).
AI, activity index; ARB, angiotensin receptor blocker; CRR, complete renal response; DORIS, definition of remission in SLE; eGFR, estimated glomerular filtration rate; GC, glucocorticoid; LN, lupus nephritis; PGA, Physician Global Assessment; PRR, partial renal response; rese-cel, resecabtagene autoleucel; SGLT2, sodium-glucose cotransporter-2; SLE systemic lupus erythematosus; SLEDAI-2K, SLE Disease Activity Index 2000; UPCR, urine protein-to-creatinine ratio.
Cabaletta Bio: Data on File.

Cabaletta Bio® 26

Myasthenia Gravis: Unmet Need & Clinical Data

Myasthenia gravis: Significant disease & treatment burden

High impact of disease due to patient symptoms & cost burden, particularly for refractory patients

Serious, chronic autoimmune neuromuscular disorder[1]

- Characterized by defective transmission at the neuromuscular junction, resulting in weakness of the skeletal muscles
- Typically associated with autoantibodies (e.g. AChR, MuSK, LRP4)
- Symptoms range from ocular involvement, including double vision and ptosis, to severe weakness of the limb, bulbar, trunk, and respiratory muscles, which is worsened with exertion

Treatments have transient effect & involve long-term broad immunosuppression[1]

- Available therapeutic options focus on specific symptoms and can be associated with serious long-term side effects
- Mainstays include steroids, immunosuppressants (e.g., mycophenolate), FcRn antagonists, complement inhibitors and rituximab
- MG represents a significant healthcare cost burden in the US, particularly for patients whose disease is inadequately controlled

Eligible U.S. MG patients[2]

Generalized MG patients with refractory disease potentially eligible for rese-cel

(per quantitative research with ~100 MG-treating physicians)

~35,000
U.S. MG patients
potentially eligible for rese-cel



~100k MG patients

1. Gilhus NE, et al. *Eur J Neurol.* 2024 2. Results from quantitative survey of U.S. MG-treating physicians (neurologists), conducted 3Q25. N = ~100.

Cabaletta Bio®
28

Baseline Characteristics: 14 RESET-MG Patients

All patients had active, refractory disease despite multiple immunomodulatory agents

	AChR Positive (n=8)	AChR Negative (n=6)
Age, years, mean (min, max)	54.6 (41, 65)	53.3 (37, 70)
Female, n (%)	3 (37.5%)	6 (100.0%)
Time from diagnosis to screening, years, mean (min, max)	7.2 (1.4, 19.1)	6.8 (0.6, 16.2)
Autoantibodies (%)	AChR: 100%	Seronegative: 50% MuSK: 33.3% LRP4: 16.7%
Baseline disease activity*	**MG-ADL mean (min, max)**	
	11.5 (7, 15)	12.8 (8, 17)
	QMG mean (min, max)	
	14.1 (10, 20)	16.8 (10, 22)
Prior MG therapies (excluding GCs), mean (min, max)	5 (0, 8)	3.7 (1, 6)
Therapies at screening: **Systemic GCs** **≤2 MG therapies†** **≥3 MG therapies†**	 63% 75% 25%	 50% 83% 17%
GC dose at screening,‡ mg/day, mean (min, max)	10.6 (0, 25)	10.8 (0, 30)

As of 4 September 2026.
*Baseline disease activity = activity before preconditioning.
†MG therapies include acetylcholinesterase inhibitors, neonatal Fc receptor inhibitors, biologics, intravenous immunoglobulins, and immunosuppressants.
‡GC dose = glucocorticoid dose expressed in equivalent dose of prednisone (mg/day).
AChR, acetylcholine receptor; GC, glucocorticoid; LRP4, low-density lipoprotein receptor-related protein 4; MG, myasthenia gravis; MG-ADL, MG – Activities of Daily Living; MuSK, muscle-specific tyrosine kinase; QMG, Quantitative Myasthenia Gravis Score; RESET, REstoring SElf-Tolerance; rese-cel, resecabtagene autoleucel.
Cabaletta Bio – Data on File.

Cabaletta Bio®
29

Efficacy Data in AChR-Positive Patients Following Rese-cel Infusion[1]

6 of 8 AChR-positive patients showed clinically meaningful improvements on the MG-ADL scale while 2 patients required rescue medications, as of latest follow-up



MG-ADL*
Discontinued all immunomodulators
MG-ADL point change from baseline†
2
0
-2
-4
-6
-8
-10
-12
-14
≥2
Clinically meaningful improvement threshold2,3
Mean‡
Visit Week BL 4 8 12 16 20 24 28 32 36 40 44 48 52
n‡ 8 6 5 5 5 5 5 5 5 5 4 3 2 1



QMG*
Discontinued all immunomodulators
QMG point change from baseline†
2
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
≥3
Clinically meaningful improvement threshold4
Mean‡
Visit Week BL 4 8 12 16 20 24 28 32 36 40 44 48 52
n‡ 8 6 5 5 5 5 5 5 5 5 4 3 2 1

In patients who did not receive rescue immunomodulators for MG and had sufficient follow-up, at 24 weeks (n=5) mean overall change from baseline in MG-ADL was -7.8 and for QMG -8.8

As of 4 September 2026.

*Missing data were imputed using last observation carried forward. Dashed single patient trend lines represent patients receiving rescue immunomodulatory medications for MG. †Baseline disease activity = activity before preconditioning. ‡Mean and n numbers are based on dosed patients not receiving rescue medication for MG.

AChR, acetylcholine receptor; MG, myasthenia gravis; MG-ADL, MG – Activities of Daily Living; QMG, Quantitative Myasthenia Gravis Score; rese-cel, resecabtagene autoleucel.

1. Cabaletta Bio – Data on File. 2. Muppidi S, et al. Muscle Nerve. 2022;65(6):630–639. 3. EMA. Soliris EPAR. Available at: www.ema.europa.eu/en/documents/overview/soliris-epar-medicine-overview_en.pdf (accessed September 2026). 4. Barnett C, et al. Neurol Clin. 2018;36(2):339–353.

Cabaletta Bio®
30

Efficacy Data in AChR-Negative Patients Following Rese-cel Infusion[1]

4 of 6 AChR-negative patients showed clinically meaningful improvements on the MG-ADL scale while 2 patients received rescue medications, as of latest follow-up



MG-ADL*
Discontinued all immunomodulators
MG-ADL point change from baseline†
2
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
≥2
Clinically meaningful improvement threshold2,3
Mean‡
Visit Week BL 4 8 12 16 20 24 28 32 36 40 44 48 52 56 68
n‡ 6 6 6 6 5 5 5 4 4 4 3 3 2 1 1 1
MuSK
LRP4
Seronegative



QMG*
Discontinued all immunomodulators
QMG point change from baseline†
5
0
-5
-10
-15
-20
-25
≥3
Clinically meaningful improvement threshold4
Mean‡
Visit Week BL 4 8 12 16 20 24 28 32 36 40 44 48 52 56 68
n‡ 6 6 6 6 5 5 5 4 4 4 3 3 2 1 1 1
MuSK
LRP4
Seronegative

In patients who did not receive rescue immunomodulators for MG, at 24 weeks (n=5) mean overall change from baseline in MG-ADL was -8.0 and for QMG -6.8

As of 4 September 2026.
*Missing data were imputed using last observation carried forward. Dashed single patient trend line represent patients receiving rescue immunomodulatory medications for MG. One patient was followed for safety only from Week 36 onwards and died at approx. 52 weeks post infusion (unrelated AE). †Baseline disease activity = activity before preconditioning. ‡Mean and n numbers are based on dosed patients not receiving rescue medication for MG.
AChR, acetylcholine receptor; AE, adverse event; LRP4, low-density lipoprotein receptor-related protein 4; MG, myasthenia gravis; MG-ADL, MG – Activities of Daily Living; MuSK, muscle-specific tyrosine kinase; QMG, Quantitative Myasthenia Gravis Score; rese-cel, resecabtagene autoleucel;

1. Cabaletta Bio – Data on File. 2. Muppidi S, et al. Muscle Nerve. 2022;65(6):630–639. 3. EMA. Soliris EPAR. Available at: www.ema.europa.eu/en/documents/overview/soliris-epar-medicine-overview_en.pdf (accessed September 2026). 4. Barnett C, et al. Neurol Clin. 2018;36(2):339–353.

Cabaletta Bio®
31

Preconditioning-free Rese-cel: Data at Lowest Dose in PV and Lupus

In the RESET-PV trial, 4 refractory patients received rese-cel at the lowest dose without preconditioning and had follow-up between 24 and 36 weeks as of the data cut-off 2 of 4 patients demonstrated compelling clinical activity through 6 months follow-up Complete peripheral B cell elimination was observed in 3 of 4 patients CRS was observed in 1 patient (Grade 1); ICANS – none Based on the safety profile observed at the lowest dose, multiple additional patients have been enrolled at a higher dose cohort in the RESET-PV trial In the RESET-SLE trial evaluating PC-free rese-cel in patients with lupus, 1 of 2 patients experienced deep B cell depletion as measured by flow cytometry and peak BAFF levels After discontinuing all immunomodulators (IM), unanticipated activity observed without PC at lowest dose Summary of rese-cel without preconditioning (PC), lowest dose cohort1 Data cut off as of April 2, 2026. Cabaletta Bio: Data on file.

PC-free data in pemphigus vulgaris

Pemphigus Vulgaris: PC-free PK and PD[1]

Similar CAR T expansion to PC-treated rese-cel pts with complete B cell depletion in 3 of 4 PC-free patients

CAR T cell expansion


Cells/µL
10^3
10^2
10^1
10^0
0
-10
0
10
20
30
50
100
150
200
300
Days post infusion
PV-1M-1
PV-1M-2
PV-1M-3
PV-1M-4
LD

Peak BAFF levels


pg/mL
10^6
10^5
10^4
10^3
LD
Non-LD
PV-1M-1
PV-1M-2
PV-1M-3
PV-1M-4
LD

B cell depletion


cells/µL
1000
800
600
400
200
0
-10
0
10
20
30
50
100
150
200
300
Days post infusion
PV-1M-1
PV-1M-2
PV-1M-3
PV-1M-4
LD

- **PV-1M-2, PV-1M-3 & PV-1M-4 had complete depletion of peripheral B cells at lowest rese-cel dose**
- **BAFF levels in these three patients were at the low end of the range observed with rese-cel with PC**

LD, lymphodepletion
Note: Gray vertical dotted line indicates day of rese-cel infusion (study visit Day 1).Median and 50th percentile intervals of values from LD subjects shown in gray. The LD group consisted of 38 rese-cel treated subjects that were evaluated across the RESET program in myositis, lupus, systemic sclerosis and myasthenia gravis.
Cabaletta Bio: Data on file.
As of 2 April 2026.

1. Nunez, Daniel, et al. "CD19 CAR T Therapy Is Feasible in Patients with Pemphigus Vulgaris Treated Without Lymphodepletion in the RESET-PV Trial." Blood Journal (2026): blood-2025032093.

Cabaletta Bio®
34

PC-free data in pemphigus vulgaris

Unanticipated efficacy at lowest PC-free dose supports dose escalation

Near complete resolution of clinical symptoms off all medicines in 2 of 4 patients through 6 months follow-up[1]

PDAI Total Activity Score


Score
Days post infusion
Discontinued IM meds
Rese-cel infusion
PV-1M-1
PV-1M-2
PV-1M-3
PV-1M-4
Severe
Moderate
Mild
100
80
60
40
20
0
0
50
100
150
200
250
300

PV-1M-2 — Baseline / Week 12



PV-1M-4 — Baseline / Week 12



Anti-DSG3 and Anti-DSG1 Titers

Anti-DSG3


U/mL
400
300
200
100
0
100
200
300

Anti-DSG1


U/mL
300
200
100
0
0
100
200
300

Anti-DSG3 and anti-DSG1 antibodies declined with initial improvement in PDAI total activity scores

PDAI improvements were the greatest in the three patients who experienced complete peripheral B cell depletion; Next higher dose cohort enrolling based on efficacy, translational data and favorable safety profile to date

*As of 2 April 2026. Cabaletta Bio: Data on file. Disease severity intervals as defined Krain RL, et al. Br J Dermatol. 2021;184(5): 975–977.
Gray vertical dotted line indicates day of rese-cel infusion (study visit Day 1).

1. Nunez, Daniel, et al. "CD19 CAR T Therapy Is Feasible in Patients with Pemphigus Vulgaris Treated Without Lymphodepletion in the RESET-PV Trial." Blood Journal (2026): blood-2025032093.

Cabaletta Bio®
35

PC-free data in lupus

Lupus: PC-free rese-cel PK and PD[1]

Similar CAR T expansion as PC-treated patients with deep B cell depletion in 1 of 2 PC-free patients

CAR T cell expansion[1]


CAR T cells/µL
10^3
10^2
10^1
10^0
0
-10
0
10
20
30
50
100
200
300
400
Days post infusion
PC SLE/LN (n=18)
PC-free SLE (n=1)
PC-free LN (n=1)

B cell depletion[1]


B cells/µL
500
400
300
200
100
0
-10
0
10
20
30
50
100
200
300
400
Days post infusion
PC SLE/LN (n=18)
PC-free SLE (n=1)
PC-free LN (n=1)

Peak BAFF levels


Max BAFF (pg/mL)
10^5
10^4
10^3
SLE/LN
PC-free
All Trials with LD

- **PK profiles with the lowest dose of PC-free rese-cel were similar to rese-cel with PC**
- **Deep B cell depletion observed in 1 of 2 patients based on flow cytometry and peak BAFF levels**
- **Gr 1 CRS observed in 1 of 2 patients; no ICANS observed**

LD, lymphodepletion
1. Shading indicates interquartile range, IQR. Individual dashed lines represent PC-free SLE and LN subjects. Rese-cel infusion shown as vertical gray dotted line and PC window represented as vertical gray shading.
Cabaletta Bio: Data on file.
As of 16 April 2026 for PC SLE/LN, as of 16 May 2026 for PC-free patients.

Cabaletta Bio®
36

Rese-cel Commercial Planning

CAR T may eliminate active disease & use of expensive medications

Rese-cel safety profile facilitates outpatient administration which could allow for favorable reimbursement

Cancer CAR T: Safety profile often requires inpatient infusion, affecting reimbursement

Cancer patients experience early and frequent CRS/ICANS following CAR T therapy, which increases inpatient admissions and shifts Medicare reimbursement to the DRG system.

Majority of oncology patients treated with CAR T therapy experience CRS within first 5 days post-infusion[1]

Many cancer patients are insured under Medicare, which has inpatient **DRG-018** reimbursement

Rese-cel: Safety profile facilitates outpatient infusion, which could favorably impact reimbursement

Commercial

Myositis & SSc patients often commercially insured (60%-75%)[2,3]

CRS less frequent & severe, delayed onset → potential outpatient administration

Outpatient CAR T infrastructure exists at many centers

Medicare

Outpatient administration supports viable Part B Medicare payments

RESET clinical site footprint can be leveraged to generate early adopters

1. Ferreri, Christopher J., and Manisha Bhutani. "Mechanisms and management of CAR T toxicity." Frontiers in Oncology 14 (2024): 1396490.
2. Smoyer-Tomic KE, et al. BMC Musculoskelet. Disord. 2012 Jun 15;13:103. doi: 10.1186/1471-2474-13-103.
3. Gale, Sara L., et al. "Characterizing disease manifestations and treatment patterns among adults with systemic sclerosis: a retrospective analysis of a US healthcare claims population." Rheumatology and therapy 7.1 (2020): 89-99.

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Outpatient administration reduces administrative burden and improves patient and provider accessibility RESET™ program designed for outpatient administration at launch INPATIENT MODEL OUTPATIENT MODEL Limited patient beds and resource infrastructure Increases inpatient resource pressure: ↑ total cost of care, human resource and bed space demands Reduces eligible patients treated More favorable safety profile reduces need for inpatient admission Reduces use of hospital resources; Increases throughput Reduces conflicts with cancer patient use of in-patient beds

Rese-cel commercial model – manufacturing and COGM

Health status of patient population and slower disease progression improve manufacturing cost efficiency

In oncology, disease progress & out of specification (OOS) rates increase costs and reduce margins

Late-stage oncology patients have high drop-off rate due to rapid disease progression and compromised T cell fitness, leading to higher manufacturing OOS rates[1,2,3]

- Increased OOS rates; ↑ COGM + ↓ revenue since out of spec products not reimbursed
- ＋ Disease progression reduces revenue capture because unused product is not reimbursed
- ＋ Reduced eligible patients, resulting in economies of scale not being achieved
- ＋ Manufacturing capacity constraints → delayed commercial ramp-up

In autoimmunity, patients less pretreated & automated rese-cel mfg should support lower COGM

Autoimmune patients are not heavily pretreated with chemotherapy → more fit immune cells[4] that support reliable manufacture, reducing COGM

Autoimmune patients rarely progress as rapidly as cancer patients → more reliable revenue realization for manufactured product

Building manufacturing capacity at CDMOs to support successful launch; Cellares automation has the potential to facilitate post-approval expansion

COGM – Cost of goods manufactured

1. U.S. Food and Drug Administration. Kymriah (tisagenlecleucel) Prescribing Information. Revised 2025, U.S. Food and Drug Administration, https://www.fda.gov/media/107296/download
2. U.S. Food and Drug Administration. Breyanzi (lisocabtagene maraleucel) Prescribing Information. Revised 2025, U.S. Food and Drug Administration, https://www.fda.gov/media/145711/download
3. U.S. Food and Drug Administration. Yescarta (axicabtagene ciloleucel) Prescribing Information. Revised 2025, U.S. Food and Drug Administration, https://www.fda.gov/media/108377/download
4. Sharma, Sagar, et al. Consistency in resecabtagene autoleucel product quality across RESET phase 1/2 clinical trials and manufacturing platforms American Society of Gene & Cell Therapy (ASGCT) 2026 Annual Meeting, 12 May 2026, Boston, MA. Oral presentation.

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Rese-cel safety data facilitates plan to target academic centers at launch with rapid community expansion Three-phase approach to rese-cel launch in myositis and beyond1 Rese-cel is an investigational product candidate and has not been approved by the FDA. L+2yr+ Phase 3 Academic, Community Hospitals and Outpatient Clinics Objective: Increase patient reach Patient Population: Moderate/Severe Site of Care: Outpatient clinics and supporting hospitals through network agreements Phase 1 Academic Hospitals & Clinics Patient Population: Moderate/Severe Objective: Migrate from hospital to outpatient Site of Care: Academic hospital In & outpatient product administration Launch +1yr L+1yr-2yr Phase 2 Academic & Community Hospitals Patient Population: Moderate/Severe Objective: Increase patient reach and improve physician referral dynamic Site of Care: Academic and Community hospitals through Hub and Spoke model

Rese-cel: Manufacturing Strategy & Innovation

Rese-cel Manufacturing Process – Commercial Readiness

Partial automation anticipated at launch with full automation planned for post-launch supply

T cell collection


1 Blood is collected from your bloodstream
2 The apheresis machine separates and collects certain blood cells
3 The other cells are returned to your bloodstream

apheresis

Rese-cel manufacture (9 day)



cell selection and activation



cell expansion


cytiva

cell harvest

Product release



QC testing and QA release

Rese-cel administration


CHEMO-
THERAPY

preconditioning


CELLS

infusion

- Process B – Commercial-ready manufacturing process
  - Substantially closed and partially automated to improve process capacity and consistency over original process
    - Process A comparability data allows use of safety and efficacy data from patients treated in Phase 1/2 trials
    - Planned for initial launch through proven commercial CDMO partners
- Process C – Industrialized, automated manufacturing process with Cellares
  - Comparability data, including multiple engineering runs, supported treatment of Phase 1/2 patients[1]
  - Planning for commercial implementation ~1-year post-launch[2]

[1] Current comparability data allows use of safety data from patients treated with Process A, full analytical comparability between Process A, B and C pending process optimization.
[2] Following completion of process optimization, process validation work, and based on full analytical comparability data set.

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Initial automated manufacturing & translational data

Cellares automation: consistent manufacturing and translational rese-cel data in 1st 2 patients vs. traditional CDMOs

Viability [1]
(accesses T cell health)



100
90
80
≥ specification
60
Process C
Process A
Process B

%CD45+ CD3+
(Total T cells produced)



100
95
90
85
≥ specification
75
Process C
Process A
Process B

%CD3+ CAR+
(Total CAR-T cells produced)



100
90
80
70
60
50
40
30
20
≥ specification
0
Process C
Process A
Process B

Vector copy number
(Amount of vector/transduced cell)



6
≤ specification
4
3
2
1
0
Process C
Process A
Process B

Potency
(Cytotoxicity)



0.25
0.2
0.15
0.1
0.05
0
Process C
Process A
Process B

CAR T Cell Expansion[2,3]



CAR T cells
cells/µL
10^3
10^2
10^1
10^0
0
*
*
-10
0
10
20
30
Days post infusion

B Cell Depletion[3]



CD19+CD20+ B cells
cells/µL
150
125
100
75
50
25
0
-10
0
10
20
30
Days post infusion

1st 2 rese-cel clinical manufacturing runs met release specifications including product quality attributes within historical ranges; initial data suggest rese-cel manufactured by Cellares exhibited comparable in vivo behavior to rese-cel products manufactured using conventional processes

1. Cellares uses Celleca for viability measurement to enable automated testing. Viability data for Process C shown in this figure were measured using NC200 to enable direct comparison with Process A and Process B, for which NC200 was also used
2. Data points with asterisks had low DNA input per assay recommendation.
3. Median and 50th percentile intervals of values from subjects manufactured with conventional manufacturing (conv) shown in gray.

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Advancing breakthrough innovations to improve scalability and costs

Automation plus elimination of preconditioning and apheresis could impact patient preference & experience

CURRENT

T cell collection



1 Blood is collected from your bloodstream
2 The apheresis machine separates and collects certain blood cells
3 The other cells are returned to your bloodstream

apheresis

Rese-cel manufacture and harvest (9 day)



cell selection and activation



cell expansion



cytiva

cell harvest

Product release



post-production testing and QA review

Rese-cel administration



CHEMO-THERAPY

preconditioning



CELLS

infusion

INNOVATIONS

Blood draw to replace apheresis[1,2]



CELLARES



Cellares Cell Shuttle[3]

- ***Fully closed, end-to-end automation***
- ***Rapid & global scalability***
- ***Shorter turn-around-time***



CELLS

One outpatient infusion without preconditioning[4]

1. Stratton et al, ESGCT 2024. Poster available at https://www.cabalettabio.com/technology/posters-publications
2. (https://d1io3yog0oux5.cloudfront.net/_cdcc45a1b07d9c1e0fc529e815f21ec3/cabalettabio/db/947/8240/pdf/Whole+Blood+Mfg+Poster+ESGCT+2024.pdf)
3. Automation run feasibility completed under TAP program. Video on Cellares technology can be viewed here: https://vimeo.com/947203843/cd59569f16.
4. Under evaluation in an ongoing study in Pemphigus Vulgarus (NCT004422912); presented at ESGCT Conference 2025, presentation is available at https://www.cabalettabio.com/technology/posters-publications.

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Corporate Summary

Track record of operational success evaluating & developing novel cell therapy candidates in autoimmunity Cabaletta Bio leadership LEADERSHIP TEAM Anup Marda Chief Financial Officer Nicolette Sherman Chief HR Officer Michael Gerard General Counsel Steven Nichtberger, M.D. President, CEO & Chairman Heather Harte-Hall Chief Compliance Officer Gwendolyn Binder, Ph.D. President, Science & Technology SCIENTIFIC ADVISORY BOARD Aimee Payne, M.D., Ph.D. Co-Founder and Co-Chair Michael C. Milone, M.D., Ph.D. Co-Founder and Co-Chair Carl June, M.D. Jay Siegel, M.D. Iain McInnes, Ph.D., FRCP, FRSE, FMedSci Georg Schett, M.D. David J. Chang, M.D., M.P.H., FACR Chief Medical Officer Samik Basu, M.D. Chief Scientific Officer Arun Das, M.D. Chief Business Officer Sarah Yuan Chief Technology Officer Steve Gavel Chief Commercial Officer Francisco Ramírez-Valle, M.D., Ph.D.

Corporate Presentation November 2026